Share Capital and Treasury Shares	12 Months Ended
Feb. 29, 2024
Share Capital and Treasury Shares [Abstract]
SHARE CAPITAL AND TREASURY SHARES

15. SHARE CAPITAL AND TREASURY SHARES

	As of February 29/28
Figures in Rand thousands	2024	2023

Share Capital
Issued and fully paid 30,951,106 (2023: 30,951,106) ordinary shares of no par value	7,142,853	7,142,853

Karooooo listed on NASDAQ in April 2021 with 20,332,894 shares and issued additional 1,207,500 shares to public shareholders. On April 21, 2021, Karooooo bought out all of the minority shareholders of Cartrack and delisted Cartrack from the JSE. In terms of the reinvestment offer, investors who elected to remain invested in Cartrack received 1 Karooooo ordinary share for every 10 Cartrack ordinary shares owned on the JSE prior to the finalization of reinvestment offer. Karooooo concluded an inward secondary listing on the JSE on April 21, 2021 and issued another 9,410,712 ordinary shares to eligible Cartrack shareholders. The Company’s authorized and issued number of ordinary shares increased from 20,332,894 to 30,951,106 as at February 28, 2022.

The holder of ordinary shares is entitled to receive dividends as declared from time to time, and is entitled to one vote per share at meetings of the Company.

As of February 29
Figures in Rand thousands	2024

Treasury shares
At March 1	-
Treasury shares purchased	23,816
At February	23,816

The Company acquired 51,106 shares in the open market during the financial year, of which 14,637 shares are held in trust by Cartrack Holdings Proprietary Ltd. The total amount paid to acquire the shares was ZAR 23.8 million and this was presented as a component within shareholder’s equity.

Subsequently, these shares are being cancelled with effect on May 24, 2024.